                                                                     EXHIBIT 4.9
                  ------------------------------------------


                                 WORLDCOM, INC.

                                       To

                               MELLON BANK, N.A.

                                    Trustee


                  ------------------------------------------


                          First Supplemental Indenture


                        Dated as of ______________, 1997


                                  to Indenture


                           Dated as of March 1, 1997


                  ------------------------------------------


                                  Relating to


                                $686,398,000

                    9-3/8% Senior Notes Due January 15, 2004


                                     and to


                                $671,850,000

                   8-7/8% Senior Notes Due January 15,  2006


                  ------------------------------------------

          FIRST SUPPLEMENTAL INDENTURE, dated as of _________________, 1997 ("First Supplemental Indenture"), to the Indenture, dated as of March 1, 1997, between WorldCom, Inc., a corporation duly organized and existing under the laws of the State of Georgia (hereinafter called the "Company"), having its principal office at 515 East Amite Street, Jackson, Mississippi 39201 and MELLON BANK, N.A., a corporation duly organized and existing under the laws of the United States, as Trustee hereunder (hereinafter called the "Trustee"), having its Corporate Trust Office at Two Mellon Bank Center, Pittsburgh, Pennsylvania 15259.

                            RECITALS OF THE COMPANY

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 1, 1997 (the "Indenture"), providing for the issuance from time to time of its senior debt securities (the "Securities") to be issued in one or more series as therein provided;

          WHEREAS, Section 901 of the Indenture provides that the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into an indenture supplemental to the Indenture without the consent of any Holders (as defined in the Indenture) to establish the form or terms of the Securities of any series;

          WHEREAS, the Company has duly authorized the creation of (i) an issue of its Securities to be known as the 9-3/8% Senior Notes Due January 15, 2004 (the "9-3/8% Notes") and (ii) an issue of its Securities to be known as the 8-7/8% Senior Notes Due January 15, 2006 (the "8-7/8% Notes" and, together with the 9-3/8% Notes, the "Notes") and to provide therefor the Company has duly authorized the execution and delivery of this First Supplemental Indenture; and

          WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered in accordance with Section 303 of the Indenture and duly issued by the Company, the valid obligations of the Company, and to make this First Supplemental Indenture a valid agreement of the Company, in accordance with their and its terms, have been done;

          NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes as follows:

     1.  Definitions.
         -----------

          (a) Capitalized terms used but not defined in this First Supplemental Indenture shall have the meanings ascribed to them in the Indenture.

          (b) References in this First Supplemental Indenture to section numbers shall be deemed to be references to section numbers of this First Supplemental Indenture unless otherwise specified.

          (c) In the case of capitalized terms defined in this First Supplemental Indenture that are also defined in the Indenture, the meanings ascribed to such terms in this First Supplemental Indenture shall apply with respect to the Notes.

     2.  The Securities.
         --------------

          (a) In accordance with Section 301 of the Indenture, there is hereby created a series of Securities under the Indenture with the following terms:

               (i) the title of the Securities created hereby is the "9-3/8% Senior Notes Due January 15, 2004";

               (ii) the aggregate principal amount of the 9-3/8% Notes which may be authenticated and delivered (except for 9-3/8% Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 9-3/8% Notes pursuant to Sections 304, 305, 306 or 906 of the Indenture) is limited to $686,398,000;

               (iii) the principal of the 9-3/8% Notes shall be payable on January 15, 2004 unless earlier repaid in accordance with the Indenture, as modified by this First Supplemental Indenture;

               (iv) the 9-3/8% Notes shall accrue interest at the rate of 9-3/8% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), and interest on the 9-3/8% Notes will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or if no interest has been paid, from July 15, 1997, as the case may be, and will be payable in cash semi-annually in arrears on January 15 and July 15 of each year (the "Interest Payment Dates"), commencing on January
          15, 1998, to the Holders of record on the immediately preceding December 31 and June 30, respectively (the "Regular Record Dates"), until principal thereof is paid or duly provided for. Interest on any overdue principal or premium shall be payable on demand;

               (v) the Place of Payment of the 9-3/8% Notes, and the place where the 9-3/8% Notes may be surrendered for registration of transfer and where the 9-3/8% Notes may be surrendered for exchange and where notices or demands may be served to or upon the Company with respect to the 9-3/8% Notes, shall be the Corporate Trust Office of the Trustee in the City of Pittsburgh, Pennsylvania and at the office of an affiliate of the Trustee in New York, New York, which office on the date hereof is located at 120 Broadway, 13th Floor, New York, New York 10271;

               (vi) the 9-3/8% Notes will not be redeemable at the option of the Company prior to January 15, 1999. On or after January 15, 1999, the 9-3/8% Notes will be redeemable at the option of the Company, in whole at any time or in part from time to time, at the following prices (expressed in percentages of the principal amount thereof) in Dollars, if redeemed during the twelve months beginning January 15 of the years indicated below, in each case together with interest accrued to the Redemption Date (subject to the right of Holders of record on the relevant Regular or Special Record Date to receive interest due on the relevant Interest Payment Date):


               Year                           Percentage
               ----                           ----------
               1999.......................... 103.52%
               2000.......................... 102.34%
               2001.......................... 101.17%
               2002 and thereafter........... 100.00%

         On and after the Redemption Date, interest will cease to accrue on the 9-3/8% Notes (or any portion thereof) if so called for redemption.

               (vii)  there shall be no sinking fund provided for the 9-3/8%
          Notes;

               (viii) the 9-3/8% Notes shall be issuable only in denominations of $1,000 principal amount and any integral multiple thereof;

               (ix) the Trustee shall act as Security Registrar and Paying Agent with respect to the 9-3/8% Notes;

               (x) payment of the principal of (and premium, if any) or interest on the 9-3/8% Notes shall be denominated and payable only in Dollars;

               (xi) no payment on the 9-3/8% Notes shall be determined with reference to an index, formula or other such method;

               (xii) no Additional Amounts shall be payable in respect of the 9-3/8% Notes;

               (xiii) except as stated in this First Supplemental Indenture, the 9-3/8% Notes do not contain any provisions granting special rights to the Holders thereof;

               (xiv) with respect to the 9-3/8% Notes, there shall not be any deletions from, modifications of or additions to the Events of Default or covenants of the Company set forth in the Indenture;

               (xv) the 9-3/8% Notes shall be issuable only as Registered Securities without coupons and in book-entry form; the 9-3/8% Notes shall not be Bearer Securities; the 9-3/8% Notes shall be issuable initially by one or more global Securities in permanent global form without coupons and deposited with and registered in the name of (or in the name of the nominee of) The Depository Trust Company, New York, New York, acting as the depositary for the 9-3/8% Notes (together with any successor depositary, the "Depositary"); and the form of the 9-3/8% Notes is attached hereto as Exhibit A;

               (xvi) the provisions of Sections 1402 and 1403 of the Indenture shall apply to the 9-3/8% Notes without modification thereof;

               (xvii) no portion of the 9-3/8% Notes is convertible into Common Stock or Preferred Stock; and

               (xviii) (a) the provisions of Sections 109, 110, 111 and 112 of the Indenture shall not apply to the 9-3/8% Notes, and in lieu thereof the provisions set forth below in Sections 3, 4, 5 and 6, respectively, shall apply to the 9-3/8% Notes; (b) the provisions of Articles Twelve and Thirteen and of Sections 307(b) and 308 of the Indenture shall not apply to the 9-3/8% Notes; and (c) the additional provisions set forth below in Sections 7 through 10 shall apply to the 9-3/8% Notes.

          (b) In accordance with Section 301 of the Indenture, there is hereby created a series of Securities under the Indenture with the following terms:

               (i) the title of the Securities created hereby is the "8-7/8% Senior Notes Due January 15, 2006";

               (ii) the aggregate principal amount of the 8-7/8% Notes which may be authenticated and delivered (except for 8-7/8% Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 8-7/8% Notes pursuant to Sections 304, 305, 306 or 906 of the Indenture) is limited to $671,850,000;

               (iii) the principal of the 8-7/8% Notes shall be payable on January 15, 2006 unless earlier repaid in accordance with the Indenture, as modified by this First Supplemental Indenture;

               (iv) the 8-7/8% Notes shall accrue interest at the rate of 8-7/8% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), and interest on the 8-7/8% Notes will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or if no interest has been paid, from July 15, 1997, as the case may be, and will be payable in cash semi-annually in arrears on January 15 and July 15 of each year (the "Interest Payment Dates"), commencing on January 15, 1998, to the Holders of record on the immediately preceding December 31 and June 30, respectively (the "Regular Record Dates"), until principal thereof is paid or duly provided for. Interest on any overdue principal or premium shall be payable on demand;

               (v) the Place of Payment of the 8-7/8% Notes, and the place where the 8-7/8% Notes may be surrendered for registration of transfer and where the 8-7/8% Notes may be surrendered for exchange and where notices or demands may be served to or upon the Company with respect to the 8-7/8% Notes, shall be the Corporate Trust Office of the Trustee in the City of Pittsburgh, Pennsylvania and at the office of an affiliate of the Trustee in New York, New York, which office on the date hereof is located at 120 Broadway, 13th Floor, New York, New York 10271;

               (vi) the 8-7/8% Notes will not be redeemable at the option of the Company prior to January 15, 1999. On or after January 15, 1999, the 8-7/8% Notes will be redeemable at the option of the Company, in whole at any time or in part from time to time, at the following prices (expressed in percentages of the principal amount thereof) in Dollars, if redeemed during the twelve months beginning January 15 of the years indicated below, in each case together with interest accrued to the Redemption Date (subject to the right of Holders of record on the relevant Regular or Special Record Date to receive interest due on the relevant Interest Payment Date):


               Year                           Percentage
               ----                           ----------
               2001.......................... 103.32%
               2002.......................... 102.21%
               2003.......................... 101.11%
               2004 and thereafter........... 100.00%


          On and after the Redemption Date, interest will cease to accrue on the 8-7/8% Notes (or any portion thereof), if so called for redemption.

               (vii)  there shall be no sinking fund provided for the 8-7/8%
          Notes;

               (viii) the 8-7/8% Notes shall be issuable only in denominations of $1,000 principal amount and any integral multiple thereof;

               (ix) the Trustee shall act as Security Registrar and Paying Agent with respect to the 8-7/8% Notes;

               (x) payment of the principal of (and premium, if any) or interest on the 8-7/8% Notes shall be denominated and payable only in Dollars;

               (xi) no payment on the 8-7/8% Notes shall be determined with reference to an index, formula or other such method;

               (xii) no Additional Amounts shall be payable in respect of the 8-7/8% Notes;

               (xiii) except as stated in this First Supplemental Indenture, the 8-7/8% Notes do not contain any provisions granting special rights to the Holders thereof;

               (xiv) with respect to the 8-7/8% Notes, there shall not be any deletions from, modifications of or additions to the Events of Default or covenants of the Company set forth in the Indenture;

               (xv) the 8-7/8% Notes shall be issuable only as Registered Securities without coupons and in book-entry form; the 8-7/8% Notes shall not be Bearer Securities; the 8-7/8% Notes shall be issuable initially by one or more global Securities in permanent global form without coupons and deposited with and registered in the name of (or in the name of the nominee of) the Depositary; and the form of the 8-7/8% Notes is attached hereto as Exhibit B;

               (xvi) the provisions of Sections 1402 and 1403 of the Indenture shall apply to the 8-7/8% Notes without modification thereof;

               (xvii) no portion of the 8-7/8% Notes is convertible into Common Stock or Preferred Stock; and

               (xviii) (a) the provisions of Sections 109, 110, 111, and 112 of the Indenture shall not apply to the 8-7/8% Notes, and in lieu thereof the provisions set forth below in Sections 3, 4, 5 and 6, respectively, shall apply to the 8-7/8% Notes; (b) the provisions of Articles Twelve and Thirteen and of Sections 307(b) and 308 of the Indenture shall not apply to the 8-7/8% Notes; and (c) the additional provisions set forth below in Sections 7 through 10 shall apply to the 8-7/8% Notes.

          (c) All of the covenants, agreements and provisions of this First Supplemental Indenture shall be deemed to be and construed as part of the Indenture to the same extent as if fully set forth verbatim therein and shall be fully enforceable in the manner provided in the Indenture. To the extent not expressly amended or modified by this First Supplemental Indenture, the Indenture shall remain in full force and effect.

     3.  Separability Clause.  In case any provision in the Indenture, as
         -------------------
modified by this First Supplemental Indenture, or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.  Benefits of Indenture.  Nothing in the Indenture, this First
         ---------------------
Supplemental Indenture or the Notes, express or implied, shall give to any Person other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent, and their successors hereunder or thereunder and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture, this First Supplemental Indenture or the Notes. This First Supplemental Indenture may not be used to interpret another indenture, loan agreement or debt agreement of the Company or any of its Subsidiaries (other than the Indenture). Any such indenture, loan or debt agreement may not be utilized to interpret this First Supplemental Indenture.

     5.  Governing Law.  The Indenture, as modified by this First Supplemental
         -------------
Indenture, and the Notes shall be governed by and construed in accordance with the law of the State of New York without regard to the conflicts of laws principles thereof. The Indenture, as modified by this First Supplement Indenture, is subject to the provisions of the TIA that are required to be part of the Indenture, as modified by this First Supplemental Indenture, and shall, to the extent applicable, be governed by such provisions.

     6.  Legal Holidays.  In any case where any Interest Payment Date,
         --------------
Redemption Date, Stated Maturity or Maturity of the Notes shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture, as modified by this First Supplemental Indenture, or the Notes) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or Maturity, provided that no interest shall accrue on
          --------
the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be, to the date of such payment.

     7.  Conflict with Trust Indenture Act.  If any provision of the Indenture,
         ---------------------------------
as modified by the First Supplemental Indenture, limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern the Indenture, as modified by the First Supplemental Indenture, the latter provision shall control. If any provision of the Indenture, as modified by the First Supplemental Indenture, modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to the Indenture, as modified this First Supplemental Indenture, as so modified or to be excluded, as the case may be.

     8.  CUSIP Numbers.  The Company in issuing the Notes may use "CUSIP"
         -------------
numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to the Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

     9.  No Recourse Against Others.  No recourse shall be had for the payment
         --------------------------
of the principal of (or premium, if any) or interest, if any, on the Notes, the Indenture or this First Supplemental Indenture, or any part hereof or thereof, or for any claim based hereon or thereon or otherwise in respect hereof or thereof, or of the indebtedness represented hereby or thereby, or upon any obligation, covenant or agreement under the Notes, the Indenture or this First Supplemental Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future, of (i) the Company or (ii) any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

     10.  Counterparts.  This instrument may be executed in any number of
          ------------
counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     11.  Effect of Headings.  The section headings herein are for convenience
          ------------------
only and shall not affect the construction hereof.

     12.  Effectiveness.  This First Supplemental Indenture shall become
          -------------
effective in accordance with the provisions of Article Nine of the Indenture.

          IN WITNESS WHEREOF, parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

[SEAL]                                  WORLDCOM, INC.



                                        By:________________________________
                                        Title:  Chief Financial Officer


[SEAL]                                  MELLON BANK, N.A.



                                        By:_________________________________
                                        Title:  Vice President

                                                                     EXHIBIT A
                                                                     ---------
                            Form of Face of Security
                            ------------------------

                                  GLOBAL NOTE


Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to WorldCom, Inc. (the "Company") or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                 WORLDCOM, INC.
                    9-3/8% Senior Note Due January 15, 2004

Principal Amount                                        No._______________
$                                                       CUSIP ____________

          WORLDCOM, INC., a corporation duly organized and existing under the laws of the State of Georgia (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _________ Dollars on January 15, 2004 (the
"Stated Maturity"), and to pay interest thereon from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from July 15, 1997, payable semiannually in arrears on January 15 and July 15 in each year (each, an "Interest Payment Date"), commencing on January 15, 1998, and at Maturity, at the rate of 9-3/8% per annum, until the principal hereof is paid or duly provided for. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day prior to such Interest Payment Date. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be December 31 or June 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, at the office or agency of the Company maintained for such purpose in the City of New York, New York. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

          Except as otherwise provided in the Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on the related Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          If any Interest Payment Date, any Redemption Date, the Stated Maturity or the Maturity shall not be a Business Day (as hereinafter defined), payment of the amount due on this Note on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, such Redemption Date, the Stated Maturity or the Maturity, as the case may be, to such Business Day.

          Payment of the principal of (and premium, if any) and interest on this Note at Maturity shall be made upon presentation hereof at the office or agency of the Company, one of which will be maintained in Pittsburgh, Pennsylvania (which initially will be the Corporate Trust Office of Mellon Bank, N.A. in Pittsburgh, Pennsylvania) or at such other office or agency permitted under the Indenture, including the office or agency of the Company maintained for such purpose in the City of New York, New York. Payment of the principal of (and premium, if any) and interest on this Note shall be payable in immediately available funds; provided however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of the principal of (and premium, if any) and interest, if any, on this Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest payable on any Interest Payment Date will be paid to DTC, Euroclear and/or CEDEL, as the case may be, with respect to the portion of this Note held for its account by Cede & Co. or a successor depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of this Note to the accounts of the beneficial owners hereof.

          This Note is one of a duly authorized issue of unsecured senior debt securities of the Company known as the Company's 9-3/8% Senior Notes Due January 15, 2004 limited to the aggregate principal amount of $686,398,000 (herein called the "Notes" or the "Securities"), issued under an Indenture dated as of March 1, 1997 (such Indenture as originally executed and delivered and as supplemented by the First Supplemental Indenture dated _____________, 1997 being herein called the "Indenture") from the Company to Mellon Bank N.A., as trustee (herein called the "Trustee," which term includes any successor trustees under the Indenture), to which Indenture, all indentures supplemental thereto and all Board Resolutions relating thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The acceptance of this Note shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and provisions of the Indenture. All capitalized terms used in this Note which are not defined herein shall have the meaning assigned to them in the Indenture.

          This Note shall not be redeemable at the option of the Company prior to January 15, 1999. On or after January 15, 1999, this Note will be redeemable at the option of the Company, in whole at any time or in part from time to time, at the following prices (expressed in percentages of the principal amount thereof), if redeemed during the twelve months beginning January 15 of the years indicated below, in each case together with interest accrued to the

Redemption Date (subject to the right of Holders of record on the relevant Regular or Special Record Date to receive interest due on the relevant Interest Payment Date):


               Year                           Percentage
               ----                           ----------
               1999.......................... 103.52%
               2000.......................... 102.34%
               2001.......................... 101.17%
               2002 and thereafter........... 100.00%

Notice of redemption shall be given by mail to Holders of the Notes, not less than 30 days nor more than 60 days prior to the Redemption Date, all as provided in the Indenture. As provided in the Indenture, on or prior to the Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, the Notes to be redeemed on such date. In the event of redemption of this Note in part only, a new Note or Notes, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof, all as provided in the Indenture. On and after the Redemption Date, interest will cease to accrue on this Note (or any portion thereof) if so called for redemption.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                           WORLDCOM, INC.

Attested:
                                           By:__________________________
                                           President and Chief Executive Officer
________________________
    Secretary



This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



Dated:  ____________________, 1997         MELLON BANK, N.A.,  as Trustee


                                           By:__________________________
                                           Authorized Representative

                                Reverse Of Note
                                ---------------

                                 WORLDCOM, INC.
                    9-3/8% Senior Note Due January 15, 2004


          If an Event of Default with respect to Notes shall occur and be continuing, the principal of all Notes may be declared due and payable in any manner and with the effect provided in the Indenture.

          The Notes do not have the benefit of any sinking fund obligations and do not provide for repayment at the option of the Holders.

          The Company's obligations under this Note and under the covenants provided in the Indenture are subject to defeasance and discharge as provided in the Indenture.

          The Indenture permits, with certain exceptions as thereby provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Holders of Securities, in any such case, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities affected by such supplemental indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each of the Outstanding Securities affected thereby, affect certain rights of such Holders as more fully described in the Indenture.

          The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities affected thereby, to waive certain past defaults by the Company under the Indenture and their consequences. In addition, without the consent of any Holder of a Security, the Indenture and the Securities may be amended and supplemented to cure any defect, ambiguity or inconsistency, make other changes which will not adversely affect in any material respect the rights of the Holders or certain other matters specified in the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25 percent in principal amount of the Notes Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date).

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Note at the times, place and rate, in the coin or currency, and in the manner, herein prescribed.

          The Notes are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000, and in book-entry form. The Notes may be represented by one or more global Notes deposited with DTC and registered in the name of the nominee of DTC, with certain limited exceptions. So long as DTC or any successor depository or its nominee is the registered Holder of a global Note, DTC, such depository or such nominee, as the case may be, will be considered to be the sole Holder of the Notes for all purposes of the Indenture. Except as provided below, an owner of a beneficial interest in a global Note will not be entitled to have Notes represented by such global Note registered in such owner's name, will not receive or be entitled to receive physical delivery of the Notes in certificated form and will not be considered the owner or Holder thereof under the Indenture. Each person owning a beneficial interest in a global Note must rely on DTC's procedures and, if such person is not a participant, on the procedures of the participant through which such person owns its interest, to exercise any rights of a Holder under the Indenture. If the Company requests any action of Holders or if an owner of a beneficial interest in a global Note desires to take any action that a Holder is entitled to take under the Indenture, DTC will authorize the participants holding the relevant beneficial interests to give or take such action, and such participants will otherwise act upon the instructions of beneficial owners holding through them.

          If at any time DTC notifies the Company that it is unwilling or unable to continue as depository for the global Note or Notes or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation, the Company shall appoint a successor depository with respect to such global Note or Notes. If (x) a successor depository for such global Note or Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the Notes represented by such global Note or Notes advise DTC to cease acting as depository for such global Note or Notes or (z) the Company, in its sole discretion, determines at any time that all Outstanding Notes (but not less than all) issued or issuable in the form of one or more global Notes shall no longer be represented by such global Notes, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Note or Notes. If any beneficial owner of an interest in a permanent global Note is otherwise entitled to exchange such interest for Notes of such series and of like tenor and principal amount of another authorized form and denomination, as contemplated by the Indenture and provided that any applicable notice provided in the permanent global Note shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Note. On or after the earliest date on which such interests may be so exchanged, such permanent global Note shall be surrendered for exchange by DTC or such other depository as the Company shall specify to the Trustee; provided, however, that no such exchanges may occur during a period beginning at
--------- --------
the opening of business 15 days before any selection of Notes to be redeemed and ending on the relevant Redemption Date if the Note for which exchange is requested may be among those selected for redemption.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in this Note in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depository, as a Holder, with respect to this Note in global form or impair, as between such depository and owners of beneficial interests in such global Note, the operation of customary practices governing the exercise of the rights of such depository (or its nominee) as Holder of such global Note.

          THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

          As used herein, "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Note or in the Indenture, means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to be closed.

          The Company may cause CUSIP numbers to be printed on the Notes as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed thereon.

          This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory until the Trustee or authenticating agent signs the certificate of authenticity on the Notes.

          No recourse shall be had for the payment of the principal of (or premium, if any) or interest, if any, on this Note, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future, of (i) the Company or (ii) any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all of the Notes are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Notes.

                                                                       EXHIBIT B
                                                                       ---------
                            Form of Face of Security
                            ------------------------

                                  GLOBAL NOTE

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to WorldCom, Inc. (the "Company") or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                 WORLDCOM, INC.
                    8-7/8% Senior Note Due January 15, 2006

Principal Amount                                        No._______________
$                                                       CUSIP_____________

          WORLDCOM, INC., a corporation duly organized and existing under the laws of the State of Georgia (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _________________________ Dollars on January 15, 2006 (the "Stated Maturity"), and to pay interest thereon from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from July 15, 1997, payable semiannually in arrears on January 15 and July 15 in each year (each, an "Interest Payment Date"), commencing on January 15, 1998 and at Maturity, at the rate of 8-7/8% per annum, until the principal hereof is paid or duly provided for. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day prior to such Interest Payment Date. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be December 31 or June 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, at the office or agency of the Company maintained for such purpose in the City of New York, New York. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

          Except as otherwise provided in the Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on the related Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          If any Interest Payment Date, any Redemption Date, the Stated Maturity or the Maturity shall not be a Business Day (as hereinafter defined), payment of the amount due on this Note on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, such Redemption Date, the Stated Maturity or the Maturity, as the case may be, to such Business Day.

          Payment of the principal of (and premium, if any) and interest on this Note at Maturity shall be made upon presentation hereof at the office or agency of the Company, one of which will be maintained in Pittsburgh, Pennsylvania (which initially will be the Corporate Trust Office of Mellon Bank, N.A. in Pittsburgh, Pennsylvania) or at such other office or agency permitted under the Indenture, including the office or agency of the Company maintained for such purpose in the City of New York, New York. Payment of the principal of (and premium, if any) and interest on this Note shall be payable in immediately available funds; provided however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of the principal of (and premium, if any) and interest, if any, on this Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest payable on any Interest Payment Date will be paid to DTC, Euroclear and/or CEDEL, as the case may be, with respect to the portion of this Note held for its account by Cede & Co. or a successor depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of this Note to the accounts of the beneficial owners hereof.

          This Note is one of a duly authorized issue of unsecured senior debt securities of the Company known as the Company's 8-7/8% Senior Notes Due January 15, 2006 limited to the aggregate principal amount of $671,850,000 (herein called the "Notes" or the "Securities"), issued under an Indenture dated as of March 1, 1997 (such Indenture as originally executed and delivered and as supplemented by the First Supplemental Indenture dated _____________, 1997 being herein called the "Indenture") from the Company to Mellon Bank N.A., as trustee (herein called the "Trustee," which term includes any successor trustees under the Indenture), to which Indenture, all indentures supplemental thereto and all Board Resolutions relating thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The acceptance of this Note shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and provisions of the Indenture. All capitalized terms used in this Note which are not defined herein shall have the meaning assigned to them in the Indenture.

          This Note shall not be redeemable at the option of the Company prior to January 15, 2001. On or after January 15, 2001, this Note will be redeemable at the option of the Company, in whole at any time or in part from time to time, at the following prices (expressed in percentages of the principal amount thereof), if redeemed during the twelve months beginning January 15 of the years indicated below, in each case together with interest accrued to the Redemption Date (subject to the right of Holders of record on the relevant Regular or Special Record Date to receive interest due on the relevant Interest Payment Date):



               Year                           Percentage
               ----                           ----------
               2001.......................... 103.32%
               2002.......................... 102.21%
               2003.......................... 101.11%
               2004 and thereafter........... 100.00%

          Notice of redemption shall be given by mail to Holders of the Notes, not less than 30 days nor more than 60 days prior to the Redemption Date, all as provided in the Indenture. As provided in the Indenture, on or prior to the Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, the Notes to be redeemed on such date. In the event of redemption of this Note in part only, a new Note or Notes, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof, all as provided in the Indenture. On and after the Redemption Date, interest will cease to accrue on this Note (or any portion thereof) if so called for redemption.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                                           WORLDCOM, INC.

Attested:
                                           By:__________________________
                                           President and Chief Executive Officer
________________________
    Secretary



This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



Dated:  ____________________, 1997         MELLON BANK, N.A.,  as Trustee


                                           By:__________________________
                                           Authorized Representative

                                Reverse Of Note
                                ---------------

                                 WORLDCOM, INC.
                    8-7/8% Senior Note Due January 15, 2006


          If an Event of Default with respect to Notes shall occur and be continuing, the principal of all Notes may be declared due and payable in any manner and with the effect provided in the Indenture.

          The Notes do not have the benefit of any sinking fund obligations and do not provide for repayment at the option of the Holders.

          The Company's obligations under this Note and under the covenants provided in the Indenture are subject to defeasance and discharge as provided in the Indenture.

          The Indenture permits, with certain exceptions as thereby provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Holders of Securities, in any such case, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities affected by such supplemental indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each of the Outstanding Securities affected thereby, affect certain rights of such Holders as more fully described in the Indenture.

          The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities affected thereby, to waive certain past defaults by the Company under the Indenture and their consequences. In addition, without the consent of any Holder of a Security, the Indenture and the Securities may be amended and supplemented to cure any defect, ambiguity or inconsistency, make other changes which will not adversely affect in any material respect the rights of the Holders or certain other matters specified in the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25 percent in principal amount of the Notes Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date).

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Note at the times, place and rate, in the coin or currency, and in the manner, herein prescribed.

          The Notes are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000, and in book-entry form. The Notes may be represented by one or more global Notes deposited with DTC and registered in the name of the nominee of DTC, with certain limited exceptions. So long as DTC or any successor depository or its nominee is the registered Holder of a global Note, DTC, such depository or such nominee, as the case may be, will be considered to be the sole Holder of the Notes for all purposes of the Indenture. Except as provided below, an owner of a beneficial interest in a global Note will not be entitled to have Notes represented by such global Note registered in such owner's name, will not receive or be entitled to receive physical delivery of the Notes in certificated form and will not be considered the owner or Holder thereof under the Indenture. Each person owning a beneficial interest in a global Note must rely on DTC's procedures and, if such person is not a participant, on the procedures of the participant through which such person owns its interest, to exercise any rights of a Holder under the Indenture. If the Company requests any action of Holders or if an owner of a beneficial interest in a global Note desires to take any action that a Holder is entitled to take under the Indenture, DTC will authorize the participants holding the relevant beneficial interests to give or take such action, and such participants will otherwise act upon the instructions of beneficial owners holding through them.

          If at any time DTC notifies the Company that it is unwilling or unable to continue as depository for the global Note or Notes or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation, the Company shall appoint a successor depository with respect to such global Note or Notes. If (x) a successor depository for such global Note or Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the Notes represented by such global Note or Notes advise DTC to cease acting as depository for such global Note or Notes or (z) the Company, in its sole discretion, determines at any time that all Outstanding Notes (but not less than all) issued or issuable in the form of one or more global Notes shall no longer be represented by such global Notes, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Note or Notes. If any beneficial owner of an interest in a permanent global Note is otherwise entitled to exchange such interest for Notes of such series and of like tenor and principal amount of another authorized form and denomination, as contemplated by the Indenture and provided that any applicable notice provided in the permanent global Note shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Note. On or after the earliest date on which such interests may be so exchanged, such permanent global Note shall be surrendered for exchange by DTC or such other depository as the Company shall specify to the Trustee; provided, however, that no such exchanges may occur during a period beginning at
--------- --------
the opening of business 15 days before any selection of Notes to be redeemed and ending on the relevant Redemption Date if the Note for which exchange is requested may be among those selected for redemption.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in this Note in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depository, as a Holder, with respect to this Note in global form or impair, as between such depository and owners of beneficial interests in such global Note, the operation of customary practices governing the exercise of the rights of such depository (or its nominee) as Holder of such global Note.

          THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

          As used herein, "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Note or in the Indenture, means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to be closed.

          The Company may cause CUSIP numbers to be printed on the Notes as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed thereon.

          This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory until the Trustee or authenticating agent signs the certificate of authenticity on the Notes.

          No recourse shall be had for the payment of the principal of (or premium, if any) or interest, if any, on this Note, or any part hereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all of the Notes are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Notes.